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                                                                   EXHIBIT 10.11












                         THE ALLIED CAPITAL CORPORATION
                    NON-QUALIFIED DEFERRED COMPENSATION PLAN


                     Amended and Restated December 30, 1998












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                         THE ALLIED CAPITAL CORPORATION
                    NON-QUALIFIED DEFERRED COMPENSATION PLAN


                                Table of Contents

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ARTICLE I - GENERAL

    Section 1.1     Effective Date.......................................................................................2
                    --------------
    Section 1.2     Purpose..............................................................................................2
                    -------
    Section 1.3     Intent...............................................................................................2
                    ------

ARTICLE II - DEFINITIONS AND USAGE
    Section 2.1     Definitions..........................................................................................3
                    -----------
    Section 2.2     Usage................................................................................................5
                    -----

ARTICLE III - ELIGIBILITY AND PARTICIPATION
    Section 3.1     Eligibility..........................................................................................6
                    -----------
    Section 3.2     Participation........................................................................................6
                    -------------

ARTICLE IV - PLAN BENEFIT
    Section 4.1     Plan Benefit.........................................................................................7
                    ------------
    Section 4.2     Accounts.............................................................................................7
                    --------
    Section 4.3     Multiple Accounts....................................................................................7
                    -----------------
    Section 4.4     Formula Award Accounts...............................................................................7
                    ----------------------
    Section 4.5     Participant's Deferral Election......................................................................7
                    -------------------------------
    Section 4.6     Investment Procedure.................................................................................9
                    --------------------
    Section 4.7     Valuation of Accounts................................................................................9
                    ---------------------
    Section 4.8     Participant Deferral Agreement......................................................................10
                    ------------------------------

ARTICLE V - VESTING AND DISTRIBUTION
    Section 5.1     Vesting.............................................................................................11
                    -------
    Section 5.2     Distributable Events................................................................................11
                    --------------------
    Section 5.3     Amount of Plan Benefits.............................................................................12
                    -----------------------
    Section 5.4     Plan Benefit Payment Options........................................................................12
                    ----------------------------
    Section 5.5     Commencement of Benefit Payments....................................................................12
                    --------------------------------
    Section 5.6     Form of Benefit Payments............................................................................12
                    ------------------------
    Section 5.7     Plan Benefit Payment Election Procedures............................................................13
                    ----------------------------------------
    Section 5.8     Form of Benefit Payments Upon Death.................................................................13
                    -----------------------------------
    Section 5.9     Designation of Beneficiary..........................................................................13
                    --------------------------
    Section 5.10    Distributions in the Case of Unforeseeable Emergency................................................13
                    ----------------------------------------------------

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                         THE ALLIED CAPITAL CORPORATION
                    NON-QUALIFIED DEFERRED COMPENSATION PLAN


                          Table of Contents (continued)

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ARTICLE VI - ADMINISTRATION
    Section 6.1     General.............................................................................................15
                    -------
    Section 6.2     Administrative Rules................................................................................15
                    --------------------
    Section 6.3     Duties..............................................................................................15
                    ------
    Section 6.4     Fees................................................................................................16
                    ----

ARTICLE VII - CLAIMS PROCEDURE
    Section 7.1     General.............................................................................................17
                    -------
    Section 7.2     Denials.............................................................................................17
                    -------
    Section 7.3     Notice..............................................................................................17
                    ------
    Section 7.4     Appeals Procedure...................................................................................17
                    -----------------
    Section 7.5     Review..............................................................................................17
                    ------

ARTICLE VIII - CHANGE IN CONTROL
    Section 8.1     In General..........................................................................................18
                    ----------
    Section 8.2     Definition of "Change in Control"...................................................................18
                    ---------------------------------

ARTICLE IX - TRUST
    Section 9.1     Trust...............................................................................................19
                    -----
    Section 9.2     Contributions and Expenses..........................................................................19
                    --------------------------
    Section 9.3     Trustee Duties......................................................................................19
                    --------------
    Section 9.4     Reversion to the Employer...........................................................................19
                    -------------------------

ARTICLE X - MISCELLANEOUS PROVISIONS
    Section 10.1    Amendment...........................................................................................20
                    ---------
    Section 10.2    Termination.........................................................................................20
                    -----------
    Section 10.3    No Assignment.......................................................................................20
                    -------------
    Section 10.4    Successors and Assigns..............................................................................20
                    ----------------------
    Section 10.5    Governing Law.......................................................................................20
                    -------------
    Section 10.6    No Guarantee of Employment..........................................................................20
                    --------------------------
    Section 10.7    Severability........................................................................................20
                    ------------
    Section 10.8    Notification of Addresses...........................................................................20
                    -------------------------
    Section 10.9    Bonding.............................................................................................21
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
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                         THE ALLIED CAPITAL CORPORATION
                    NON-QUALIFIED DEFERRED COMPENSATION PLAN


                                    PREAMBLE

WHEREAS, the Employer recognizes the unique qualifications of its executive Employees or Consultants and the valuable services that they have provided to or for the Employer; and

WHEREAS, the Employer now desires to adopt the amended and restated Non-Qualified Deferred Compensation Agreement of Allied Capital Corporation; and

WHEREAS, the Employer desires to provide retirement benefits to its executives and consultants based upon compensation earned by its key employees in excess of the compensation limit imposed on qualified retirement plans by section 401(a)(17) of the Internal Revenue Code but without regard to the limitation on benefits or contributions under section 415 of the Internal Revenue Code; and

NOW, THEREFORE, in consideration of the premises and of the provisions hereinafter set forth, the Allied Capital Corporation Non-Qualified Deferred Compensation Plan (the "Plan") shall be and hereby is restated as follows:

                                    ARTICLE I
                                     GENERAL

SECTION 1.1 Effective Date. The provisions of this Plan, as amended and restated, shall be effective as of December 30, 1998. The rights, if any, of any person whose status as an Employee or Consultant of the Employer has terminated shall be determined pursuant to the Plan as in effect on the date such Employee or Consultant terminated, unless a subsequently adopted provision of the Plan is made specifically applicable to such person.

SECTION 1.2 Purpose. The purpose of the Plan is to provide retirement income to a Participant based upon his Compensation from the Company in excess of the amount of Compensation that may be taken into account by a qualified retirement plan described in section 401(a) of the Code but without regard to the limitation on benefits or contributions under section 415 of the Code.

SECTION 1.3 Intent. The Plan is intended to be an unfunded plan for the purpose of providing deferred compensation to a select group of management or highly compensated employees as such group is described under Sections 201(2) and 301(a)(3) of ERISA, and a select group of consultants. The Plan is not intended to be a plan described in Section 401(a)(1) of the Code. The obligation of the Company to make payments under this Plan constitutes nothing more than an unsecured promise of the Company to make such payments and any property of the Company that may be set aside for the payment of benefits under the Plan shall in the event of the Company's bankruptcy or insolvency, remain subject to the claims of the Company's general creditors until such benefits are distributed in accordance with Article V herein.

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                                   ARTICLE II
                              DEFINITIONS AND USAGE


SECTION 2.1 Definitions. Wherever used in the Plan, the following words and phrases shall have the meaning set forth below unless the context plainly requires a different meaning:

       "Account" means the account established on behalf of each Participant as described in Section 4.2 of the Plan.

       "Administrator" means the person or persons described in Article VI.

       "Beneficiary" means those persons designated as a Beneficiary by the Participant in the Participant Deferral Agreement.

       "Board" means the Board of Directors of Allied Capital Corporation.

       "Bonus" means any amount paid to an Employee which is designated by the Employer as a bonus, or any amount paid to a Consultant.

       "Bonus Deferral Election" means an election made pursuant to Section 4.5(b) of the Plan.

       "Change in Control" of the Company shall be defined in accordance with
       Section 8.2 of the Plan.

       "Code" means the Internal Revenue Code of 1986, as amended from time to time.

       "Compensation" means "Compensation" as defined under the Retirement Plan. However, for purposes of this Plan "Compensation" shall not include Bonuses and shall be determined without regard to the limitations imposed by Code Section 401(a)(17).

       "Compensation Committee" means the Compensation Committee of the Board of Directors of Allied Capital Corporation.

       "Compensation Deferral Election" means an election made pursuant to
       Section 4.5(a) of the Plan.

       "Consultant" means any individual providing services for the Employer in a capacity other than as a common law employee of the Employer.

       "Disability" means a physical or mental condition of a Participant resulting from a bodily injury, disease, or mental disorder which renders him incapable of continuing his usual and customary employment with the Employer. The Disability of the Participant shall be determined by a licensed physician chosen by the Administrator. The determination shall be applied uniformly to all Participants.

       "Employee" means any common law employee of the Employer.

       "Employer" means Allied Capital Corporation, its successors and its subsidiaries.

       "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time.

       "Excess Recognized Compensation" means the excess, if any, of a Participant's recognized Compensation for the Plan Year, but without any reduction to reflect the $160,000 limit (as adjusted from time to time for cost of living increases) of Section 401(a)(17) of the Code or amounts deferred to this plan over $160,000 (as adjusted from time to time for cost of living increases).

       "Formula Award" means the formula bonus award provided by the Employer in conjunction with the merger of the Allied Capital Companies effective December, 31, 1997 to compensate employees and consultants from the point when the unvested options in the Allied Capital stock option plans would cease to appreciate in value (the merger announcement date), until the time in which they would be able to receive option awards in Allied Capital Corporation (after the merger becomes effective).

       "Formula Award Account" means the account established on behalf of each Participant as described in Section 4.4.

       "Formula Award Deferral Election" means an election made pursuant to
       Section 4.5(e) of the Plan.

       "Insolvency" means the Employer (a) is unable to pay its debts as they become due, or (b) is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

       "Normal Retirement Age" means age sixty (60).

       "Participant" means an eligible Employee or Consultant of the Employer designated by the Board for participation in the Plan, or a person who was such a Participant at the time of retirement, death, disability or resignation, or a Beneficiary who is presently entitled to benefits under the Plan in accordance with its terms.

       "Participant Deferral Agreement" means an agreement entered into between a Participant and the Employer for the Purposes set forth in Articles IV and V.

       "Plan" means the Allied Capital Corporation Non-Qualified Deferred Compensation Plan, as amended from time to time.

       "Plan Benefit" means the benefit of a Participant as determined under
       Article IV of the Plan.

       "Plan Year" means the calendar year.

       "Retirement" means the date on or after a Participant reaches Normal Retirement Age on which such Participant retires from the Employer.

       "Trust" means a trust which may be established by the Employer in accordance with Article IX to provide the benefits described in this Plan.

       "Trustee" means the corporation or individual(s) selected by the Employer to serve as trustee for the Trust.

SECTION 2.2 Usage. Except where otherwise indicated by the context, any masculine terminology used herein shall also include the feminine and vice versa, and the definition of any term herein in the singular shall also include the plural and vice versa.

                                   ARTICLE III
                          ELIGIBILITY AND PARTICIPATION

SECTION 3.1 Eligibility. Any Employee or Consultant of the Employer shall be eligible to participate in the Plan at such time and for such period as designated by the Board; provided however, that all such employees are members of a select group of management or highly compensated employees as such group is described under sections 201(2), 301(a)(3), and 401(a)(1) of ERISA as interpreted by the Department of Labor.

SECTION 3.2 Participation. An Employee or Consultant who is eligible to participate in the Plan pursuant to Section 3.1 shall become a Participant at such time and for the period so designated by the Board. The participation of any Participant may be suspended or terminated by the Committee, at any time. An employee shall cease to be a Participant when he terminates employment with the Company and the balance in his Account is distributed to him or on his behalf.

If, at any time, an Employee or Consultant is determined or reasonably believed, based on a judicial or administrative determination or opinion of counsel, not to qualify as "management" or a "highly compensated employee" under ERISA Sections 201(2), 301(a)(3), and 401(a)(1), or as a select consultant, the Employee or Consultant shall cease participation in the Plan as of the date of that determination and the Plan Benefit to which he is entitled will be distributed to him as soon as administratively possible in a single lump-sum payment, notwithstanding any other provision of the Plan.

                                   ARTICLE IV
                                  PLAN BENEFIT

SECTION 4.1 Plan Benefit. A Participant's Plan Benefit shall be equal to the total amount credited to the Participant's Account under this Article IV. Such Plan Benefit shall become nonforfeitable and payable to the Participant as provided under Article V.

SECTION 4.2 Accounts. For each Participant, the Administrator shall establish and maintain a Participant Account. All amounts which are credited to the Account shall be credited solely for purposes of accounting and computation, and shall remain assets of the Employer subject to the claims of the Employer's general creditors. A Participant's Account shall be reduced by an amount equal to any Plan Benefit previously distributed to him pursuant to Article V. A Participant's Account shall include amounts credited under the Plan for the Plan Year beginning January 1, 1997.

SECTION 4.3 Multiple Accounts. At the discretion of the Board, a Participant may have more than one account, as in the case of a former Employee who may be a Participant because of serving in the capacity of a Consultant. Contributions to each such Account shall be determined by deferral elections made under separate Participant Deferral Agreements, as described in Section 4.5 of the Plan. The determination as to the period for the commencement of the distribution of Plan Benefits under Article V of the Plan shall be made separately with respect to each such Account.

SECTION 4.4 Formula Award Accounts. For each Participant, the Administrator shall establish and maintain a separate record-keeping account which contains both the vested and unvested balances of a Participant's Formula Award.

SECTION 4.5 Participant's Deferral Elections. For each Plan Year, each eligible Participant may make the following deferral elections:

       (a) Compensation Deferral Election. Prior to the beginning of the Plan Year, or prior to the date of entry as a Participant under the Plan, an eligible Participant may authorize the Employer to reduce his or her Compensation by any specific amount or percentage as specified in a Participant Deferral Agreement in effect for each Plan Year (in lieu of receiving cash Compensation), and to have such amount credited to the Participant's Account under this
            Article IV. The Participant Deferral Agreement shall be effective only with respect to Compensation earned after the agreement becomes effective. No more than one Compensation Deferral Election may be made during each Plan Year. However, a Participant may terminate the election at any time with respect to Compensation not yet earned.

       (b) Bonus Deferral Election. Prior to the end of the Plan Year in which the Bonus is earned, an eligible Participant may authorize the Employer to reduce his or her Bonus by any specific amount or percentage as specified in a Participant Deferral Agreement in effect for each Plan Year (in lieu of receiving a cash Bonus), and to have such amount credited to the Participant's Account under this Article IV.

       (c) Compensation Increases. Prior to the Beginning of the Plan Year in which a Compensation increase will be earned, an eligible Participant may authorize the Employer to defer such increase entirely or by any specific amount or percentage as specified in a Participant Deferral Agreement in effect for each Plan Year (in lieu of receiving such increase), and to have such amount credited to the Participant's Account under this Article IV.

       (d) Investment in Employer Stock for Salary or Bonus Deferrals. Effective 12/31/98, no new salary or bonus deferrals may be invested in Allied Capital Corporation Common Stock. With respect to Participant Deferral Elections pursuant to Section 4.5 (a) and
            (b) which are invested in Employer stock, effective 6/1/98, no dividend shall be allocated to Employer Stock held in a Participant Account established pursuant to Section 4.2 of the Plan. Any dividend awarded prior to 6/1/98 with respect to Employer stock held in such Participant Account shall be used exclusively to purchase additional shares of Employer stock.

       (e) Formula Award Deferral Election. Participants deemed eligible for the Formula Award by the Board of Directors of Allied Capital Corporation, will receive a Formula Award as of December 31, 1997 that will be posted to a separate record-keeping account maintained by the Trustee or other designee ("the Formula Award Account"). Amounts funded by the Employer to the Formula Award Account will vest over a three-year period in equal installments on the anniversaries of December 31, 1997. Amounts funded in the Formula Award Account will be used to purchase shares of Allied Capital Corporation common stock in the open market, as directed by the Administrator. Amounts funded or unfunded in the Formula Award Account will vest immediately upon a change in control as defined in Section 8.2. Effective 1/1/98, no dividend shall be allocated to a Formula Award Account, established pursuant to
            Section 4.4, with respect to Employer stock held in such account. Any dividend awarded prior to 1/1/98 with respect to Employer stock held in a Formula Award Account shall be used exclusively to purchase additional shares of Employer stock.

       (f) The Employer, in its discretion, shall contribute from time to time a sum based on the amount designated in the Qualified Plan to the account of each Participant based upon the Excess Recognized Compensation. The

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            Employer shall also contribute such sums to the Plan from time to time as it deems appropriate.

SECTION 4.6 Investment Procedure. The Employer and each Employee or Consultant who is eligible to participate in the Plan may, at the discretion of the Employer, execute an agreement which reflects the deemed investment of the portion of the Participant's Compensation and Bonus which shall be applied to the payment of the Participant's Plan Benefit under the Plan. The Administrator shall retain overriding discretion over the selection of investment vehicles and the Administrator may change, alter or modify its investment policy as it deems appropriate, from time to time, to maximize benefits under the Plan. Any such change, alteration or modification shall be communicated to the Participants under procedures adopted by the Administrator.

The Formula Award Account may only be invested in the common stock of Allied Capital Corporation until such time as a distributable event (as listed in section 5.2) occurs. At that time, the Participant may choose other Plan investment options for the balance of his Account while he remains in distribution status.

SECTION 4.7 Valuation of Accounts. The value of a Participant's Account shall be determined from time to time by the Trustee in the following manner.

       (a) During any period of time in which a Participant's Account is deemed invested in whole or in part pursuant to the agreement with the Participant (in the manner described in Section 4.6), the income and expenses, gains and losses, both realized and unrealized, from such deemed investments shall be determined by the Trustee. The amount so determined shall be credited to the Account of the Participant proportionately in accordance with procedures established by the Administrator.

       (b) All benefits and deferrals on behalf of a Participant shall be credited to the Account of the Participant in accordance with this
            Article IV.

       (c) Each Participant's Account shall be valued as of the last day of each Plan Year or more frequently as determined by the Administrator.

       (d) All credits to a Participant's Account under this Section 4.7 shall be deemed to have been made on the applicable valuation date in the order of priority set forth in this Section 4.7, even though actually determined at a later date.

       (e) Each Participant's Account shall include amounts previously credited under the Plan prior to the effective date of this amendment and restatement, December 30, 1998.

SECTION 4.8 Participant Deferral Agreement. To be eligible to make a Participant's Deferral Election under the terms of this Plan, a Participant, with the consent of the Company, shall enter into a Participant Deferral Agreement effective for the stated Plan Year, setting forth the amount or percentage of eligible Compensation, Bonuses or other amounts to be deferred.

       (a) Compensation Deferrals. A Participant, with the consent of the company, may modify a previous election to defer Compensation by terminating such election or by reducing the amount or percentage deferred with respect to Compensation not yet Earned. "Earned" means that a Participant has performed the services necessary to receive payment and such payment is immediately due.

       (b) Modification Procedure. The Participant Deferral Agreement in effect for a Plan Year shall be modified only upon a valid written agreement entered into with the consent of both the Company and the Participant pursuant to established Plan procedures.

                                    ARTICLE V
                            VESTING AND DISTRIBUTION

SECTION 5.1 Vesting.

       (a) Compensation and Bonus Deferral All Participant's Deferral Election Amounts, except for Formula Award Accounts deferred pursuant to section 4.5(e) of the Plan, credited under Article IV of the Plan shall at all times be 100% vested and nonforfeitable.

       (b) Formula Award Deferral amounts shall, generally, be subject to the three-year vesting period provided in Section 4.5(e).

            (i) Upon termination of a Participant's Employee or Consultant relationship with the Company for any reason other than Death or Disability, the unvested balance of a Participant's Formula Award Account shall be forfeited.

            (ii) In the event of the Death or Disability of a Participant, the unvested balance of that Participant's Formula Award Account shall become immediately vested.

SECTION 5.2 Distributable Events. Except as otherwise provided in this Plan, a Participant's Plan Benefit shall become distributable upon the occurrence of one of the following events:

       1. Separation from service (other than on account of Retirement, death, or Disability)

       2.     Retirement

       3.     Disability

       4.     Death

       5.     Insolvency

       6.     Change in Control (as defined in Section 8.2)

       7. Future determined date (at least 2 years from the signing date of the Participant Deferral Agreement)

       8.     Termination of the Plan

       9.     Unforeseeable emergency as defined in Section 5.10.

       10. Discretionary payment of a Formula Award as determined by the Compensation Committee.

SECTION 5.3 Amount of Plan Benefits. A Participant's Plan Benefit shall equal the total amount credited to the Participant's Account in accordance with
Article IV.

SECTION 5.4 Plan Benefit Payment Options. Subject to the provisions of Section 5.7, a Participant may elect one of the following Plan Benefit payment options:

       (a) Lump-sum - A Participant may elect to receive his Plan Benefit in a single lump-sum distribution. This lump-sum payment shall be the Plan's default option, i.e., if no signed election form is on file.

       (b) Installments - Alternatively, for all non-Formula Award accounts, a Participant may elect to receive his Plan Benefit in equal annual installments over a period of not less than three years and not greater than ten years.

       (c) Formula Award Account - With respect to the Formula Award Account, shares of Allied Capital Corporation stock will be distributed in stock at the discretion of the Compensation Committee.

SECTION 5.5 Commencement of Benefit Payments. At the election of the Participant or Beneficiary, if applicable, the payment of Plan Benefits shall commence no earlier than one month and no later than six months from the most recent valuation date determined by the Administrator. In the event of a distribution on account of unforeseeable emergency, as defined in Section 5.10, the payment of Plan Benefits shall commence as soon as administratively feasible from the date the Administrator determines that a Participant is entitled to a distribution on account of unforeseeable emergency under the Plan.

SECTION 5.6 Form of Benefit Payments. Plan Benefits will be paid in the form of cash. If a Participant has invested his Account balance in Allied Capital Corporation common stock, Plan Benefits may be paid in the form of Allied Capital Corporation common stock equal to the value of the Plan Benefit payable as of the valuation date as determined by the Administrator. Effective 1/1/98, with respect to Benefits payable from a Formula Award Account, such Benefits shall be paid solely in the form of common stock of Allied Capital Corporation. The election may, if consented to by the Company, be modified once; provided that, such modification shall not be effective for a period of three years after such modification is executed. Once modified, the election shall become irrevocable.

SECTION 5.7 Plan Benefit Payment Election Procedures. For purposes of making the elections provided in Section 5.4 and 5.5, each Participant and Beneficiary, if applicable, shall be provided with an election form prepared by the Administrator. If an election form is not properly executed as provided herein, the Participant will be deemed (a) in the case of the elections provided in
Section 5.4 and 5.5 to have elected to receive his or her Plan Benefits in a lump sum or (b) in the case of the Formula Award, vested balances shall be distributed to participants at the discretion of the Compensation Committee.

SECTION 5.8 Form of Benefit Payments Upon Death. Upon the death of a Participant who has not yet begun to receive benefits under this Plan, the Participant's Beneficiary or Beneficiaries may elect to receive the Plan Benefit in accordance with Section 5.4. Upon the death of a Participant who has already begun to receive his Plan Benefit under this Plan in the form of installments, the Participant's Beneficiaries will receive the remaining Plan Benefits in equal annual installments in the same manner elected by the Participant.

SECTION 5.9 Designation of Beneficiary. A Participant may, in the Participant Deferral Agreement, designate one or more primary and contingent Beneficiaries to receive the Plan Benefit which may be payable hereunder following the Participant's death, and may designate the proportions in which such Beneficiaries are to receive such payments. A Participant may change such designations from time to time, and the last written designation filed with the Administrator prior to the Participant's death shall control. If a Participant fails to specifically designate a Beneficiary or, if no designated Beneficiary survives the Participant, payment shall be made to the Participant's estate in a single lump-sum, notwithstanding any other provision of this Plan.

SECTION 5.10 Distributions in the Case of Unforeseeable Emergency A distribution in an amount no greater than a Participant's Account balance may be made to, and at the election of, a Participant in the event of an unforeseeable emergency. An unforeseeable emergency is defined as a severe financial hardship to the Participant resulting from (i) sudden and unexpected illness or accident of the Participant or of a dependent, (ii) loss of the Participant's property due to casualty, or (iii) other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. This determination shall be made by the Compensation Committee and such distributions shall only be made out of the Participant's Compensation Deferral contributions and deemed earnings thereon. Distributions should be limited to the amount necessary to satisfy the emergency (which amount necessary may be considered to include any taxes due because of the distribution occurring because of this section).

The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but, in any case, payment may not be made to the extent that such hardship is or may be relieved (i) through reimbursement or compensation by insurance or otherwise, (ii) by liquidation of the Participant's assets, other than hardship withdrawals from the Company's qualified plan, if any, to the extent the liquidation of such assets would not itself cause severe financial hardship, or
(iii) by cessation of deferrals under the Plan.

                                   ARTICLE VI
                                 ADMINISTRATION


SECTION 6.1 General. The Administrator shall be the Board, or such other person or persons as designated by the Board. Except as otherwise specifically provided in the Plan, the Administrator shall be responsible for administration of the Plan. The Administrator shall be the "named fiduciary" within the meaning of
Section 402(c)(2) of ERISA.

SECTION 6.2 Administrative Rules. The Administrator may adopt such rules of procedure as it deems desirable for the conduct of its affairs, except to the extent that such rules conflict with the provisions of the Plan.

SECTION 6.3 Duties. The Administrator shall have the following rights, powers and duties:

       (a) The decision of the Administrator in matters within its jurisdiction shall be final, binding and conclusive upon the Employer and upon any other person affected by such decision, subject to the claims procedure hereinafter set forth.

       (b) The Administrator shall have the duty and authority to interpret and construe the provisions of the Plan, to decide any question which may arise regarding the rights of Employees or Consultants, Participants, and Beneficiaries, and the amount of their respective interests, to adopt such rules and to exercise such powers as the Administrator may deem necessary for the administration of the Plan, and to exercise any other rights, powers or privileges granted to the Administrator by the terms of the Plan.

       (c) The Administrator shall maintain full and complete records of its decisions. Its records shall contain all relevant data pertaining to the Participant and his rights and duties under the Plan. The Administrator shall have the duty to maintain Account records of all Participants. The Administrator shall also have the duty to report pertinent information regarding Participant Accounts to Participants at least annually.

       (d) The Administrator shall cause the principal provisions of the Plan to be communicated to the Participants, and a copy of the Plan and other documents shall be available at the principal office of the Employer for inspection by the Participants at reasonable times determined by the Administrator.

       (e) The Administrator shall periodically report to the Board with respect to the status of the Plan.

SECTION 6.4 Fees. No fee or compensation shall be paid to any person for services as the Administrator.

                                   ARTICLE VII
                                CLAIMS PROCEDURE


SECTION 7.1 General. Any claim for Plan Benefits under the Plan shall be filed by the Participant or Beneficiary ("claimant") on the form prescribed for such purpose with the Administrator.

SECTION 7.2 Denials. If a claim for Plan Benefits under the Plan is wholly or partially denied, notice of the decision shall be furnished to the claimant by the Administrator within sixty days after receipt of the claim by the Administrator, unless special circumstances require an extension of time of sixty days (for a total of 120 days).

SECTION 7.3 Notice. Any claimant who is denied a claim for Plan Benefits shall be furnished written notice setting forth:

       (a)    the specific reason or reasons for the denial;

       (b) specific reference to the pertinent provision of the Plan upon which the denial is based;

       (c) a description of any additional material or information necessary for the claimant to perfect the claim; and

       (d)    an explanation of the claim review procedure under Section 7.5.

SECTION 7.4 Appeals Procedure. In order that a claimant may appeal a denial of a claim, the claimant or the claimant's duly authorized representative may:

       (a) request a review by written application to the Administrator, or its designate, no later than sixty days after receipt by the claimant of written notification of denial of a claim;

       (b)    review pertinent documents; and

       (c)    submit issues and comments in writing.

SECTION 7.5 Review. A decision on review of a denied claim shall be made not later than sixty days after receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within a reasonable period of time, but not later than 120 days after receipt of a request for review. The decision on review shall be in writing and shall include the specific reason(s) for the decision and the specific reference(s) to the pertinent provisions of the Plan on which the decision is based.

                                  ARTICLE VIII
                                CHANGE IN CONTROL


SECTION 8.1. In General. Unless otherwise set forth in the applicable Award agreement, in the event of a "Change in Control" as defined in Section 8.2 of the Plan, all amounts in all Participant Accounts including the Formula Award Account, will be 100% vested and will be immediately distributed to the Participants.

SECTION 8.2. Definition of "Change in Control". For purposes of Section 8.1 of the Plan, a "Change in Control" means (i) the sale of all or substantially all of the Employer's assets, (ii) the acquisition, whether directly, indirectly, beneficially (within the meaning of Rule 13d-3 of the 1934 Act), or of record, or securities of the Company representing twenty-five percent (25%) or more of the aggregate voting power of the Employer's outstanding common stock by any person (within the meaning of Section 13(d) and 14(d) of the 1934 Act), including any corporation or group of associated persons acting in concert, other than (A) the Employer or its subsidiaries and / or (B) any employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974) of the Employer or its subsidiaries, including a trust established pursuant to any such plan, or (iii) a merger or consolidation of the Employer with another entity unless the Employer is the surviving company in such merger or consolidation. For purposes of this Plan, a Change in Control shall not be deemed to occur upon the merger of Allied Capital Corporation, Allied Capital Corporation II, Allied Capital Commercial Corporation, and Allied Capital Advisers, Inc., with and into Allied Capital Lending Corporation.

                                   ARTICLE IX
                                      TRUST


SECTION 9.1 Trust. A trust to be known as the Allied Capital Corporation Deferred Compensation Trust (the "Trust") has been established by the execution of a Trust agreement with one or more Trustees and is intended to be maintained as a "grantor trust" under Code Section 677. The assets of the Trust will be held, invested and disposed of by the Trustee, in accordance with the terms of the Trust, for the purpose of providing Plan Benefits for the Participants. Notwithstanding any provision of the Plan or the Trust to the contrary, the assets of the Trust shall at all times be subject to the claims of the Employer's general creditors in the event of insolvency or bankruptcy.

SECTION 9.2 Contributions and Expenses. The Employer, in its sole discretion, and from time to time, may make contributions to the Trust. All Plan Benefits under the Plan and expenses chargeable to the Plan, to the extent not paid directly by the Employer, shall be paid from the Trust.

SECTION 9.3 Trustee Duties. The powers, duties and responsibilities of the Trustee shall be as set forth in the Trust agreement and nothing contained in the Plan, either expressly or by implication, shall impose any additional powers, duties or responsibilities upon the Trustee.

SECTION 9.4 Reversion to the Employer. The Employer shall have no beneficial interest in the Trust and no part of the Trust shall ever revert or be repaid to the Employer, directly or indirectly, except with respect to any unvested amounts in a Participant's Formula Award Account, or as otherwise provided in
Section 8.1 or the Trust agreement.

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

SECTION 10.1 Amendment. The Employer reserves the right to amend the Plan in any manner that it deems advisable, by a resolution of the Board. No amendment shall, without the Participant's consent, affect the amount of the Participant's Plan Benefit at the time the amendment becomes effective or the right of the Participant to receive a Plan Benefit.

SECTION 10.2 Termination. The Employer reserves the right to terminate the Plan at any time by resolution of its Board. No termination shall, without the Participant's consent, affect the amount of the Participant's Plan Benefit prior to the termination or the right of the Participant to receive a Plan Benefit.

SECTION 10.3 No Assignment. The Participant shall not have the power to pledge, transfer, assign, anticipate, mortgage or otherwise encumber or dispose of in advance any interest in amounts payable hereunder or any of the payments provided for herein, nor shall any interest in amounts payable hereunder or in any payments be subject to seizure for payments of any debts, judgments, alimony or separate maintenance, or be reached or transferred by operation of law in the event of bankruptcy, insolvency or otherwise.

SECTION 10.4 Successors and Assigns. The provisions of the Plan are binding upon and inure to the benefit of the Employer, its successors and assigns, and the Participant, his Beneficiaries, heirs, legal representatives and assigns.

SECTION 10.5 Governing Law. The Plan shall be subject to and construed in accordance with the laws of the Commonwealth of Virginia to the extent not preempted by the provisions of ERISA.

SECTION 10.6 No Guarantee of Employment. Nothing contained in the Plan shall be construed as a contract of employment or deemed to give any Participant the right to be retained in the employ of an Employer or any equity or other interest in the assets, business or affairs of the Employer. No Participant hereunder shall have a security interest in assets of the Employer used to make contributions or pay Plan Benefits.

SECTION 10.7 Severability. If any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, but the Plan shall be construed and enforced as if such illegal or invalid provision had never been included herein.

SECTION 10.8 Notification of Addresses. Each Participant and each Beneficiary shall file with the Administrator, from time to time, in writing, the post office address of the Participant, the post office address of each Beneficiary, and each change of post office address. Any communication, statement or notice addressed to the last post office address filed with the Administrator (or if no such address was filed with the Administrator, then to the last post office address of the Participant or Beneficiary as shown on the Employer's records) shall be binding on the Participant and each Beneficiary for all purposes of the Plan and neither the Administrator nor the Employer shall be obligated to search for or ascertain the whereabouts of any Participant or Beneficiary.

SECTION 10.9 Bonding. The Administrator and all agents and advisors employed by it shall not be required to be bonded, except as otherwise required by ERISA.

The undersigned, pursuant to the approval of the Board, does hereby execute the Allied Capital Corporation Deferred Compensation Plan on this 30th day of December, 1998.

                                            ALLIED CAPITAL CORPORATION

Attest:/s/ Suzanne V. Sparrow               By:/s/ Kelly A. Anderson
       ----------------------                  ---------------------
             (Signature)                            (Signature)

       Suzanne V. Sparrow                   Kelly A. Anderson
       -----------------                    ------------------------
         (Print Name)                              (Print Name)




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